UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2015

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55197	27-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously announced, American Finance Trust, Inc. (the “Company”) has implemented a new share repurchase plan (“SRP”), effective October 12, 2015. Under the SRP, subject to certain conditions, stockholders may request that the Company repurchase their shares of common stock of the Company, if such repurchase does not impair the Company’s capital or operations. The Company will repurchase shares pursuant to the SRP initially at $24.17 per share, which is equal to the estimated net asset value per share of the Company’s common stock (the “Estimated Per-Share NAV”) as of March 31, 2015, calculated by the Company’s advisor, in accordance with the Company’s valuation guidelines and approved by the Company’s board of directors on May 14, 2015. Beginning on the date on which the Company files with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2015, and on each subsequent date on which the Company files its Annual Report on Form 10-K, the Company will publish an Estimated Per-Share NAV for such year (each such date, an “NAV Pricing Date”). Beginning with each NAV Pricing Date, the repurchase price for shares under the SRP will equal the then-current Estimated Per-Share NAV. The Company will limit the purchases that it may make pursuant to the SRP in any calendar quarter to 1.25% of the product of (i) the Company’s most recently published Estimated Per-Share NAV and (ii) the number of Shares outstanding as of last day of the previous calendar quarter. The Company will generally pay repurchase proceeds, less any applicable tax or other withholding required by law, by the 31st day following the end of the quarter during which the repurchase request was made.

Subject to certain limitations as set forth in the SRP, on November 6, 2015 (the “Special Share Repurchase Date”), the Company will repurchase shares validly submitted for repurchase after October 12, 2015 and on or prior to October 23, 2015. Repurchases on the Special Share Repurchase Date will be limited to 1.25% of the product of (i) $24.17, the Company’s most recently published Estimated Per-Share NAV, and (ii) 66,456,430, the number of shares outstanding as of September 30, 2015.

The description of the SRP in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the SRP, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Share Repurchase Plan of the Company, effective October 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Finance Trust, Inc.

Date: October 8, 2015	By:	/s/ Donald Ramon
Donald Ramon
Chief Financial Officer